April 2013 Diamond Foods Building Sustainable Premium Brands Exhibit 99.1

Important Information
This presentation includes forward-looking statements, including statements about our future financial and operating performance and results, competitive advantages of our products, progress on brand growth strategies, impact of walnut supply, trends in promotional spend, estimated cost savings from optimizing cost structure and possible restructuring of our balance sheet.  These forward-looking statements are based on our assumptions, expectations and projections about future events only as of the date of this presentation, and we make such forward-looking statements pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Many of our forward-looking statements include discussions of trends and anticipated developments under the “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the periodic reports that we file with the SEC.  We use the words “anticipate,” “believe,” “estimate,”
“expect,” “intend,” “plan,” “seek,” “may” and other similar expressions to identify forward-looking statements that discuss our future expectations, contain projections of our results of operations or financial condition or state other “forward-looking” information. You also should carefully consider other cautionary statements elsewhere in this presentation and in other documents we file from time to time with the SEC. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this presentation.  Actual results may differ materially from what we currently expect because of many risks and uncertainties, such as:  risks relating to our leverage and its effect on our ability to respond to changes in our business, markets and industry; increase in the cost of our debt; ability to raise additional capital and possible dilutive impact of raising such capital; risks relating to litigation and regulatory proceedings; uncertainties relating to relations with growers; availability and cost of walnuts and other raw materials; increasing competition and possible loss of key customers; and general economic and capital markets conditions.  Diamond Foods separately reports financial results using non-GAAP financial measures; a reconciliation of Diamond’s financial results determined in accordance with GAAP can be found in our press release.

EMERALD
DELUXE
Mixed Nuts
POP·SECRET
HOMESTYLE
DIAMOND
OF CALIFORNIA
Shelled Walnuts
KETTLE
BRAND
POTATO CHIPS
SEA SALT
great taste...naturally

Who we Are Building a company focused on sustainable, profitable growth Diamond is an innovative packaged food company focused on building and energizing brands 2

DIAMOND
OF CALIFORNIA

EMERALD

POP·SECRET

KETTLE
BRAND

Company History
1912
2005
Branded Culinary and
Snack Food Company
Grower-Owned
Walnut Cooperative
2004
2008 2010
Launched
Snack Brand
Launched
Snack Brand
Acquired
Acquired
Acquired
Acquired
Building Leading
Position in
Culinary Nut Category
Building Leading
Position in
Culinary Nut Category
IPO

Revenue Mix Has Changed Significantly Over Time
$522.6
$531.5
$570.9
$682.3
$966.7
$981.4
*
Numbers rounded
**
Snack includes Emerald, Pop Secret and Kettle brands
79.6
88.6
188.9
323.6
553.7
605.8
253.5
281.8
276.2
249.0
263.2
292.8
189.5
161.1
105.8
109.7
149.8
82.8
0.0
100.0
200.0
300.0
400.0
500.0
600.0
700.0
800.0
900.0
1000.0
2007 2008 2009 2010 2011 2012
Net Sales * ($M)
Non -Retail
Culinary/
Inshell
Snacks**

Our brands compete in large and growing categories, possess insulating competitive advantages and have the range to allow us to compete in complimentary segments.
Transformation into a Branded Snack Player
Brands in the Portfolio
Category Size¹ ($B) $1.1B $2.7B/$3.3B
3
$0.9B $5.8B/$0.03B
2
$3.4B
6
Category Growth¹ (%) 6.6% 7.2%/1.3%
3
-0.1% 5.0%/6.0%
2
5.5%
Brand Position #1 #3
3
#2 #3/#1
2,4
#3
7
Market Share 23.8%
1
5.8%
1,3
22.6%
1
2.5%/60.3%
2
4.4%
Brand Highlights
Branded category
leader with 100
years of history
Brand extended
to broader U.S.
Grocery
convenient
breakfast
category in 2011
Has gained 410
basis pts of share
in past three
years
5
Leading potato
chip brand in
natural segment;
over 4x the size
of the next largest
brand
Leading premium
potato chip brand
in U.K. Named to
U.K.
“Superbrands”
list in 2012
     ¹
Nielsen XAOC, excludes club, c-store, foodservice and several non-reporting retailers. 52 weeks ended March 16,2013. ² Kettle Brand U.S. includes  Nielsen
XAOC/the Natural segment in grocery as reported by SPINS 52 weeks ended February 16, 2013. ³ Snack nut category/convenient breakfast category; brand position and market share for snack nuts only.
4
#3 brand in premium potato chip segment. #1 in natural potato chip segment;
5
52 weeks ended March 20, 2010 to
March 16, 2013 in U.S. Food >$2MM;
6
Nielsen EPOS Feb 2, 2013, assumes $1.53 per GBP;
7
#3 in adult premium snacks #1 in hand cooked potato chips;
          Sources: Nielsen, Nielsen EPOS; SPINS.

Diamond is Focused on Four Key Initiatives
Building a company
focused on
sustainable, profitable
growth
1. Rebuild Walnut
Supply
2. Re-position Emerald
brand
3. Re-invest in our brands
-Focus on innovation
-Equity inspired investment
4. Optimize cost
structure

California Walnut Production , China/Turkey Demand and Reported Price
Diamond’s Non-Retail Business Declining
*Inshell Equivalent  (ISE) tons
**Shipments to China, Hong Kong, Vietnam, Turkey. 2012 is an estimate based on YTD shipments through March 2013.
Sources: USDA; California Walnut Board; Diamond Estimates
1. Rebuild Walnut Supply
Both Price and Supply of Walnuts Have Grown Rapidly
Crop Years (~October Harvest)
Fiscal Years Ending July 31
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
0
100
200
300
400
500
600
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Price
Per
Pound
Tons*
(000)
CA Walnut Production China/Turkey Shipments* USDA Reported Price
189.5
161.1
105.8
109.7
149.8
82.8
0
20
40
60
80
100
120
140
160
180
200
2007 2008 2009 2010 2011 2012
Net
Sales
$M

1. Competitive pricing and contract terms
2. Grower  incentives
3. Expanded grower services team
4. Grower Advisory Board
5. Continued leadership in grower services
6. Significant increase in investment in Diamond brand culinary nuts
1. Rebuild Walnut Supply
Actions we are taking

EMERALD
Cashew
Smoked Almonds
Dry Roasted Peanuts
Mixed Nuts
Harmony
Yogurt Raisins
Harmony
Cashews

EMERALD
VANILLA ROAST ALMONDS
COCOA ROAST ALMONDS
Breakfast on the go!
Dry Roasted Almonds
NEW!
Sweet & Salty
100 Calorie Packs
NEW!
Breakfast on the go!
Pecans
Pecan Pie

9 2. Re-Position the Emerald brand From: Top Line Focus To: Sustainable Growth Focus Focusing the portfolio on “insulated” items < 90 SKUs > 250 SKUs

DIAMOND OF CALIFORNIA

KETTLE BRAND

EMERALD

PREMIUM POPCORN POP·SECRET

10

3. Re-invest in our Brands Innovation Promotional Spend Marketing

100%
% of Sales
59.5
60.7
62.3
63.7
64.3
65.9
66.3
Non-Promoted
Promoted
40.5
39.3
37.7
36.3
35.7
34.1
33.7
0%
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Mar-13

23
22
21
20
19
18
19.8
20.4
21.0
21.3
21.9
22.3
22.6
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
13-Mar

3. Re-invest in our Brands:  Pop Secret (I)
Pop-Secret Reducing Reliance on Promotional Spend while Improving Market Share
Promoted/Non-Promoted Sales*
Market Share *
*52 Week Periods in U.S. xAOC
Source:  Nielsen
2011
2013
2012

FREE STUFF
LABELS FOR EDUCATION
POP·SECRET

LABELS FOR EDUCATION
LabelsForEducation.com

POP SECRET
LABS

POP·SECRET

NEW FLAVOR!
PREMIUM POPCORN
POP·SECRET
SEA SALT

POP·SECRET
100 Calorie Pop
POP·SECRET
HOMESTYLE

Social

Pinterest

Search

Google
bing
YAHOO!

POP·SECRET
HOMESTYLE
Make it POP

Digital Media

New!
POP·SECRET
Sweet 'n Crunchy
KETTLECORN
New!
POP·SECRET
Sweet 'n Crunchy
CARAMEL

3. Re-invest in our Brands: Pop Secret (II) Pop-Secret Investing in Consumer Support and Innovation 12

KETTLE
BRAND
POTATO CHIPS
SEA SALT
great taste...naturally

KETTLE
BAKES
SEA SALT
KETTLE
BAKES
SOUR CREAM & ONION
KETTLE
BAKES
POTATO CHIPS
CHEDDAR & ROASTED TOMATO

KETTLE
BRAND
POTATO CHIPS
SWEET & SALTY
great taste...naturally
KETTLE
BRAND
POTATO CHIPS
MAPLE BACON
great taste...naturally

13
Kettle focus more balanced between innovation and promotional spending
Percent of Sales Sold on Promotion*
*Premium Kettle style segment of potato chip category
Source: Nielsen U.S. >$2MM, 12 week periods
First Potato Chip with Non-
GMO Project Verification
Only Baked Potato Chip made with real sliced potatoes
New On-Trend
Flavors
3. Re-invest in our Brands:  Kettle Brand
59.6%
51.7%
54.3%
51.3%
Mar -12 Mar -13
Kettle Category

food network
Pinterest
allrecipes.com
DIAMOND
Shelled Walnuts
$1.00 OFF
COUPONS.com
Google
YAHOO!
bing
Cooking Light
BEST RECIPES

Social Media
to Share
Recipes
Holiday Cooking &
Entertaining
Print
Search
Coupons
Online
Advertising &
Content
Source: Nielsen xAOC, 52 weeks ended March 16, 2013
3. Re-invest in our Brands:  Diamond of California
Diamond, the branded leader in Culinary Nuts supported by marketing focused on foodies, bakers and cooks who value quality
23.8%
27.6%
12.4%
2.2%
1.6%
32.4%
Diamond
Private Label
Competitor Brand 1
Competitor Brand 2
Competitor Brand 3
Other

Market Share in Expanded All Outlets

4. Optimize Cost Structure
Operations
• Capacity rationalization
• Productivity
• Transportation and
Warehousing
• Supplier Contracts
• Formulation and
Packaging Optimization
Sourcing
SG& A
Cost savings estimated to be in the range of $20-40M

4. Optimize Cost Structure
Manufacturing Footprint
Beloit, WI
Salem, OR
Norwich, England
Stockton, CA
Van Buren, IN
Doubled
capacity in
2012
Added additional 25%
capacity in 2011
Consolidating
all  Emerald
production
Added
packaging
capacity in
2011/2012
Recently closed Fishers, IN
Emerald production facility
Production Facility
Co-Pack Facility

* Calculated as Earnings before Interest and Taxes, excluding costs associated with acquisitions and integration , warrant liability expense, certain SG&A costs related to Audit
Committee investigation, re-statement related expenses., consulting fees, retention  and severance, stock based compensation and depreciation and amortization. Please refer to the last page of this presentation for a reconciliation between GAAP and non-GAAP figures.
Financial Performance
Gross Margin
Adjusted EBITDA* Margin
$216.5 $
$109.8 $68.2
$61.1
$M
2008
2009
2011 2010
2012
37.2
61.1
68.2
109.7
79.4 54.0
7%
10.7%
10%
11.3%
8.1%
11.3%
Q2
YTD
2013
Fiscal Year
16.6%
23.7%
21.2%
22.4%
18.3%
22.8%
2008 2009 2010 2011 2012 Q2
YTD
2013
Fiscal Year
% of
Net
Sales
88.0 135.6
144.8
88.0
216.5 179.7 109.1

Q2 Performance Over Past Three Years
Gross Margin
Revenue – Net Sales Adjusted EBITDA* Margin
* Calculated as Earnings before Interest and Taxes, excluding costs associated with acquisitions and integration , warranty liability expense, certain SG&A costs related to
Audit Committee investigation, re-statement related expenses., consulting fees, retention  and severance, stock based compensation and depreciation and amortization.
$256.8
59.0
41.9
50.6
33.3
16.6
22.9
$M
$M
23.0%
16.0%
22.9%
2011 2012 2013
Fiscal Year
% of Net Sales
2011 2012 2013
Fiscal Year
$ Millions
$262.4
$220.8
13.0%
6.3%
10.4%
2011 2012 2013
Fiscal Year
% of Net Sales

Financial Performance in Two New Reportable
Segments
Snacks
•Pop Secret
•Kettle
Nuts
•Emerald
•Diamond of
California
•Non- retail
$28.4
$34.8
28.9%
33.0%
13.6%
8.2%
Diamond Private Label
Net Sales
($M)
+7.2%
$98.4
$105.4
2012 2013
Net Sales
($M)
$115.4
$164.0
-29.6%
2012 2013
Gross Profit $M
and Margin %
2012 2013
Gross Profit $M
and Margin %
$13.5 $15.7
$28.4
$34.8

Overview of Selected Elements of the Balance Sheet
• Libor + 550 basis points, with 1.25% floor
• Maturity: Feb 25, 2015
• Approximately $161M outstanding on the $255M revolving
facility with approximately $10M in cash as of April 19, 2013
• Revolving credit facility decreases to $230M in July, 2013
• $217M balance on term loan on January 31, 2013
• Quarterly  term  payments $909K
• $225M unsecured senior notes
• 12% coupon, PIK at company’s option for first two years
• Call premium, currently 101%, goes to 112% on May 29, 2013
• Maturity 2020
• For ~4.4M shares with exercise price of $10 per share
• Implied ownership of 16.4% on fully diluted basis  at close
Bank Revolving Credit
Facility
Bank Term Loan facility
Kettle Guaranteed Loan
Oaktree Senior Notes
Oaktree Warrants
•
Low interest,
fixed rate loan
•
Established as
part of Beloit
plant expansion
•
$11.6M
balance as of
Jan 31,2013

EMERALD
DELUXE
Mixed Nuts
POP·SECRET
HOMESTYLE
KETTLE
BRAND
POTATO CHIPS
SEA SALT
great taste...naturally
DIAMOND
OF CALIFORNIA
Shelled Walnuts

21 Diamond Foods Building a company focused on sustainable, profitable growth

Non-GAAP Reconciliation
($Millions, except per share  amounts)
Q2’13 2012 2011 2010 2009 2008
GAAP Net Sales $220.8 $981.4 $966.7 $682.3 $570.9 $531.5
GAAP Cost of Sales $170.3 $801.7 $750.2 $537.5 $435.3 $443.5
GAAP Operating Expense $25.9 $230.4 $162.9 $109.6 $89.8 $64.1
Adjustment for acquisition and integration
related expenses; (gain)/loss on warrant
liability; stock based compensation; asset
impairment; forbearance fees; fees for tax
projects; certain SG&A costs
+$9.7 ($92.6) ($20.4) ($12.1) -- --
Non-GAAP Operating Expense $35.7 $137.8 $142.5 $97.5 $89.8 $64.1
Non-GAAP Income from Operations
$14.8 $41.9 $74.0 $47.3 $45.8 $23.9
Stock-based compensation expense
($0.1) $9.2 $7.7 $3.7 $3.9 $6.9
Depreciation and Amortization
$8.2 $28.3 $28.1 $17.2 $11.4 $6.4
Adjusted EBITDA
$22.9 $79.4 $109.8 $68.2 $61.1 $37.2
GAAP Interest
$14.2 $34.0 $23.9 $10.2 $6.3 $1.0
GAAP Income Tax Expense (Benefit)
$0.3 $1.7 $3.1 $7.5 $14.9 $8.1
Tax effect of Non-GAAP adjustments ($3.0) ($4.1) $7.0 $4.8 $0.4 --
Non-GAAP Income Tax Expense (Benefit)
($2.7) ($2.4) $10.1 $12.4 $15.3 $8.1
GAAP Net Income
$10.1 ($86.3) $26.6 $15.7 $23.7 $14.8
Non-GAAP Net Income
$1.1 $12.7 $39.9 $24.8 $24.3 $14.8
GAAP EPS Diluted
$0.43 ($3.98) $1.17 $0.82 $1.44 $0.91
Non-GAAP EPS Diluted
$0.05 $0.58 $1.76 $1.29 $1.47 $0.91
1 Related primarily to audit committee investigation, restatement related expenses, consulting fees, retention and severance
1